Prepaid and other current assets	12 Months Ended
Dec. 31, 2013
Prepaid and other current assets

5. Prepaid and other current assets

Prepaid and other current assets consisted of the following (in thousands):

	December 31,
	2013	2012
Receivable from Purdue Pharma	$2,680	$92
Prepaid expenses	423	563
Interest receivable	243	168
Other current assets	36	97

	$3,382	$920

The receivable from Purdue Pharma at December 31, 2013 and 2012 includes royalty revenue derived from Net Sales of Intermezzo generated by Purdue Pharma to wholesalers. The receivable from Purdue Pharma at December 31, 2013 also includes $1.8 million of the Company’s original $10.0 million contribution to Purdue Pharma’s DTC campaign due to reduced overall DTC campaign spending as well as a receivable for reimbursement of certain legal expenses related to Intermezzo patent infringement litigation.